UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

September 27, 2010

Date of Report (Date of earliest event reported)

Commission File Number	Exact Name of Registrant as Specified in Its Charter; State of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number
1-16169	EXELON CORPORATION (a Pennsylvania corporation) 10 South Dearborn Street P.O. Box 805379 Chicago, Illinois 60680-5379 (312) 394-7398	23-2990190
333-85496	EXELON GENERATION COMPANY, LLC (a Pennsylvania limited liability company) 300 Exelon Way Kennett Square, Pennsylvania 19348-2473 (610) 765-5959	23-3064219

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01.	Other Events.

Sale of Senior Notes

On September 27, 2010, Exelon Generation Company, LLC (Generation) announced that it has agreed to sell $550 million of Senior Notes maturing on October 1, 2020, with a coupon of 4.00% (2020 Senior Notes) and $350 million of Senior Notes maturing on October 1, 2041, with a coupon of 5.75% (collectively, the Senior Notes). The sale of the Senior Notes is expected to close on September 30, 2010.

Generation intends to use the net proceeds from the sale of its Senior Notes to (1) fund a portion of the purchase price under the Purchase Agreement between Generation and Deere & Company dated August 30, 2010, pursuant to which Generation agreed to purchase all of the membership interests of John Deere Renewables, LLC, an owner and operator of 735 megawatts of operating wind electric generating facilities (Acquisition); (2) pay certain fees and expenses in connection with the Acquisition; and (3) for general purposes.

The 2020 Senior Notes are subject to a mandatory redemption provision which requires Generation to redeem the 2020 Senior Notes in the event Generation does not complete the Acquisition on or prior to March 31, 2011 or the Purchase Agreement is terminated on or prior to March 31, 2011. The redemption price would be equal to 101% of the aggregate principal amount of the 2020 Senior Notes, plus accrued and unpaid interest from the date of initial issuance up to but not including the earlier of (1) March 31, 2011, if the Acquisition has not been completed; or (2) the 30th day following the termination of the Purchase Agreement for any reason.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release issued by Generation on September 27, 2010

*  *  *  *  *

This combined Form 8-K is being furnished separately by Exelon Corporation (Exelon) and Generation (Registrants). Information contained herein relating to any individual Registrant has been furnished by such Registrant on its own behalf. No Registrant makes any representation as to information relating to any other Registrant.

This Current Report includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from these forward-looking statements include those discussed herein as well as those discussed in (1) Exelon’s 2009 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operation and (c) ITEM 8. Financial Statements and Supplementary Data: Note 18; (2) Exelon’s Second Quarter 2010 Quarterly Report on Form 10-Q in (a) Part II, Other Information, ITEM 1A. Risk Factors, (b) Part I, Financial Information, Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) Part I, Financial Information, ITEM 1. Financial Statements: Note 12; and (3) other factors discussed in filings with the Securities and Exchange Commission by the Registrant. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this Current Report. The Registrants do not undertake any obligation to publicly release any revision to their forward-looking statements to reflect events or circumstances after the date of this Current Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXELON CORPORATION EXELON GENERATION COMPANY, LLC

/s/ Matthew F. Hilzinger
Matthew F. Hilzinger
Senior Vice President and Chief Financial Officer
Exelon Corporation

September 27, 2010

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued by Generation on September 27, 2010